EXHIBIT 23.3

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
GST Telecommunications, Inc.:

We consent to the use of our report, dated November 22, 1996, incorporated herein by reference in the Registration Statement on Form S-4, dated October 9, 1997, of GST Telecommunications, Inc., GST USA, Inc. and GST Equipment Funding, Inc. and to the reference to our firm under the heading "Experts" in the registration statement.



                                             /s/ KPMG PEAT MARWICK LLP
                                             -------------------------
                                                 KPMG Peat Marwick LLP


Portland, Oregon
October 9, 1997